Debt	12 Months Ended
Dec. 27, 2014
Debt Disclosure [Abstract]
Debt
Debt
Borrowing Arrangements:
On May 29, 2014, we entered into a new $3.0 billion five-year senior unsecured revolving credit facility that expires on May 29, 2019 unless extended. The credit facility enables us to borrow up to $3.0 billion, which may be increased by up to $1.0 billion in the aggregate with the agreement of the lenders providing any increased commitments. All committed borrowings under the facility bear interest at a variable annual rate based on the London Inter-Bank Offered Rate or a defined base rate, at our election, plus an applicable margin based on the ratings of our long-term senior unsecured indebtedness. The credit facility requires us to maintain a minimum total shareholders’ equity (excluding accumulated other comprehensive income or losses and any income or losses recognized in connection with “mark-to-market” accounting in respect of pension and other retirement plans) of at least $2.4 billion and also contains customary representations, covenants, and events of default. At December 27, 2014 and for the year ended December 27, 2014, no amounts were drawn on this credit facility. The credit facility replaced our $3.0 billion five-year credit agreement dated as of May 18, 2012.
Long-Term Debt:
Our long-term debt consists of the following at December 27, 2014 and December 28, 2013:

	December 27, 2014	December 28, 2013	Maturity Date	Fixed Interest Rate	Payment Period
	(in millions)
Senior unsecured notes	$1,000	$1,000	June 4, 2015	1.625%	Semiannually
Senior unsecured notes	400	400	June 15, 2015	7.550%	Semiannually
Senior unsecured notes	1,000	1,000	June 5, 2017	2.250%	Semiannually
Senior unsecured notes	1,035	1,035	August 23, 2018	6.125%	Semiannually
Senior unsecured notes	900	900	February 10, 2020	5.375%	Semiannually
Senior unsecured notes	2,000	2,000	June 6, 2022	3.500%	Semiannually
Senior unsecured notes	878	878	January 26, 2039	6.875%	Semiannually
Senior unsecured notes	787	787	February 9, 2040	6.500%	Semiannually
Senior unsecured notes	2,000	2,000	June 4, 2042	5.000%	Semiannually
Capital lease obligations	30	31
Other	2	(51)
Total debt	10,032	9,980
Current portion of long-term debt	(1,405)	(4)
Total long-term debt	$8,627	$9,976

At December 27, 2014, aggregate maturities of our long-term debt were (in millions):

2015	$1,406
2016	6
2017	1,006
2018	1,039
2019	3
Thereafter	6,616

Our long-term debt contains customary representations, covenants, and events of default. We were in compliance with all covenants at December 27, 2014.
Fair Value of Our Debt:
At December 27, 2014, the aggregate fair value of our total debt was $11.0 billion as compared with the carrying value of $10.0 billion. We determined the fair value of our long-term debt using Level 1 quoted prices in active markets for the publicly traded debt obligations.
Interest and Other Expense, Net:
Interest and other expense, net was $484 million in 2014, $501 million in 2013, and $258 million in 2012. Other expense within interest and other expense, net was insignificant for all periods presented.